Service Inventories	4 Months Ended
Sep. 30, 2018
Successor [Member]
Service Inventories

6.	Service inventories

The following table summarizes the service inventories for the periods as set forth below (in thousands):

	Successor (NESR) September 30, 2018	Predecessor (NPS) December 31, 2017

Spare parts	$33,325	$14,862
Chemicals	19,906	17,963
Raw materials	204	204
Consumables	16,498	237
Total	69,933	33,266
Less: allowance for obsolete and slow moving inventories	(4,168)	(953)
Total	$65,765	$32,313

The Company recorded allowance (credit) for obsolete service inventories of ($0.2) million, $1.1 million, $0.7 million, $0.2 million and $0.5 million during the Successor Quarter, Successor Period, Predecessor Period, 2017 Predecessor Quarter and the 2017 Predecessor Period, respectively, in the consolidated statement of operations. The balance of allowance for obsolete and slow-moving service inventories was $4.2 million and $1.0 million as of September 30, 2018 and December 31, 2017, respectively.